  EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

Avino Silver & Gold Mines Ltd.

570 Granville Street, Suite 900

Vancouver, British Columbia

V6C 3P1 Canada

Ladies and Gentlemen:

The undersigned (the "Investor") hereby confirms its agreement with Avino Silver & Gold Mines Ltd., a company formed under the laws of British Columbia, Canada (the "Company"), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Common Shares attached hereto as Annex I which are incorporated herein by this reference as if fully set forth herein (the "Terms and Conditions" and, together with this Subscription Agreement, this "Agreement") is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of USD$800,000 in common shares (the "Common Shares") for a purchase price of USD $1.00 per Common Share (the "Purchase Price").

3. The offering and sale of the Common Shares (the "Offering") are being made pursuant to (a) an effective Registration Statement on Form F-3, No. 333-195144 (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission"), including the Prospectus contained therein (the "Base Prospectus"), (b) if applicable, certain "free writing prospectuses" (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the "Act")), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the "Issuer Free Writing Prospectus"), containing only certain supplemental information regarding the Common Shares, the terms of the Offering and/or the Company, and (c) a Prospectus Supplement (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") containing certain supplemental information regarding the Securities and terms of the Offering and the Company that has been or will be filed with the Commission and has been delivered to the Investor prior to the Closing.

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Common Shares set forth below for the aggregate purchase price set forth below. The Common Shares shall be purchased pursuant to the Terms and Conditions. The Investor acknowledges that the Offering is not being underwritten by the placement agent named in the Prospectus Supplement and that there is no minimum offering amount.

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5. The manner of settlement of the Common Shares purchased by the Investor shall be as follows:

Delivery by crediting the account of the Investor's prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company ("DTC") through its Deposit/Withdrawal At Custodian ("DWAC") system, whereby Investor's prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Computershare Investor Services, LLC, the Company's transfer agent (the "Transfer Agent"), at the Company's direction. NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE THIRD BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	Deliver to the Company or its Agent, this duly completed and executed Agreement;

(II)

If the Investor is not an individual, deliver to the Company or its Agent one manually signed and completed copy of a TSX Venture Exchange Corporate Placee Registration Form in the form attached hereto as Exhibit B, if applicable;

(III)

DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE INVESTOR COMMON SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE INVESTOR COMMON SHARES, AND

(IV)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE COMMON SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Pay by Fedwire to:

For Payment to: (Beneficiary Bank):

Beneficiary Name and Account Number:

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IT IS THE INVESTOR'S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWACIN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE COMMON SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE COMMON SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Common Shares, acquired, or obtained the right to acquire, 20% or more of the Common Shares (or securities convertible into or exercisable for Common Shares) or the voting power of the Company on a post-transaction basis.

Exceptions: ____________________________________________________

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

7. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, declared effective by the Commission on April 9, 2014, which is a part of the Company's Registration Statement and the documents incorporated by reference therein, any Issuer Free Writing Prospectus and the Prospectus Supplement (collectively, the "Disclosure Package"), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering and the Company, including the pricing information (the "Offering Information"). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications. The Investor acknowledges that the Disclosure Package contains information that may be material to the Company and its securities that will not be disclosed to the public until the Company files a Current Report on Form 6-K in accordance with Section 13 of Annex I hereto, and the Investor agrees not to transact or agree to transact in the Company's securities (other than as contemplated by this Agreement) unless and until (a) the Company files a Current Report on Form 6-K with the Commission in accordance with Section 13 of Annex I hereto and (b) NYSE MKT has opened for regular trading on March 10, 2016.

8. No offer by the Investor to buy Common Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received or has public access to the Disclosure Package and the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Agent (as defined in the Terms and Conditions) on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Disclosure Package and Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

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Number of Common Shares: 800,000

Purchase Price Per Common Share: $1.00

Aggregate Investor Purchase Price: $800,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: March 9, 2016

INVESTOR (print exact legal name)

By:
Print Authorized Signatory Name:

Title:

Address:

[Signature Page I to Avino Silver & Gold Mines Ltd. Subscription Agreement]

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Agreed and Accepted
this 9th day of March 2016:

AVINO SILVER & GOLD MINES LTD.

By:

Name:

Title:

[Signature Page II to Avino Silver & Gold Mines Ltd. Subscription Agreement]

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF COMMON SHARES

1. Authorization and Sale of the Common Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Common Shares.

2. Agreement to Sell and Purchase the Common Shares; Agent.

2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Common Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Common Shares are attached as Annex I (the "Signature Page") for the aggregate purchase price therefor set forth on the Signature Page.

2.2 Investor acknowledges that the Company has agreed to pay Noble International Investments, Inc., doing business as Noble Financial Capital Markets (the "Agent") (i) a fee of 7.0% of the gross proceeds received by the Company from the Offering (the "Placement Fee"); (ii) a three year warrant to purchase 5.0% of the Common Shares sold in the Offering at an exercise price equal to the Purchase Price ("Agent Warrant"); and reimbursement of the Agent's reasonable expenses including legal expenses of up to $20,000.

2.3 The Company has entered into a Placement Agency Agreement, dated the date hereof (the "Placement Agreement"), with the Agent that sets forth the provisions for the payment of the Placement Fee to the Agent, among other matters. The Placement Agreement with the Agent contains certain representations, warranties, covenants and agreements of the Company. By countersigning this Agreement, the Company permits the Investor to rely upon such representations, warranties, covenants and agreements of the Company contained in the Placement Agreement.

2.4 The Company covenants and agrees to use its reasonable best efforts to keep the Registration Statement effective for as long as is needed to deliver freely tradable Warrant Shares (as such term is defined in the Warrant to Purchase Common Stock entered into by the Company in connection with the Offering).

3. Closing and Delivery of the Common Shares and Funds.

3.1 Closing. The completion of the purchase and sale of the Common Shares (the "Closing") shall occur at a place and time (the "Closing Date") to be specified by the Company and the Agent, and of which the Investors will be notified in advance by the Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Common Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company. In addition, at the Closing Company shall deliver to the Agent (x) the Placement Fee; (y) Agent Warrant and (z) Twenty Thousand Dollars ($20,000) for the Agent's legal fees and other transaction related expenses amounts provided for in the Placement Agreement.

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3.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company's Obligations. The Company's obligation to issue and sell the Common Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Common Shares being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, and (iii) the conditional acceptance of the Offering by the TSX Venture Exchange and NYSE MKT.

(b) Conditions to the Investor's Obligations. The Investor's obligation to purchase the Common Shares will be subject to (x) the representations and warranties made by the Company in the Agreement and the Placement Agreement shall be true and correct as of the date hereof and as of the Closing Date and the Company shall have fulfilled those undertakings of the Company required to be fulfilled prior to the Closing Date, as set forth in the Placement Agreement, and (y) that the Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor understands and agrees that, in the event that the Agent, in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then the Agent may, but shall not be obligated to, terminate the Placement Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3 Delivery of Funds. BY NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE THIRD BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Investor Common Shares being purchased by the Investor to the following account:

Pay by Fedwire to:

For Payment to: (Beneficiary Bank):

Beneficiary Name and Account Number:

3.4 Delivery of Shares. BY NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE third BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Common Shares are maintained, which broker/dealer shall be a DTC participant, to set up a DTC Deposit/Withdrawal at Custodian ("DWAC") instructing the Transfer Agent to credit such account or accounts with the Common Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Common Shares, which date shall be provided to the Investor by the Agent. Simultaneously with the delivery to the Company of the funds, and provided that the Offering to the Investor has been conditionally accepted by the TSX Venture Exchange, the Company shall direct the Transfer Agent to credit the Investor's account or accounts with the Investor Shares pursuant to the information contained in the DWAC.

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4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Agent, that:

4.1 The Investor (a) is an accredited investor as such term is defined under federal securities laws, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Common Shares, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Common Shares set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Agent that would permit an offering of the Common Shares, or possession or distribution of offering materials in connection with the issue of the Common Shares in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is resident outside the United States and Canada, then it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Common Shares or has in its possession or distributes any offering material, in all cases at its own expense, and the Investor acknowledges and certifies that:

(i)	it is resident in the jurisdiction set out on the Signature Page of this Agreement;

(ii)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(iii)	there is no government or other insurance covering the Common Shares;

(iv)	there are risks associated with the purchase of the Common Shares;

(v)

there are restrictions on the Investor's ability to resell the Common Shares in Canada and it is the responsibility of the Investor to find out what those restrictions are and to comply with them before selling the Common Shares; and

(vi)

the Company has advised the Investor that the Company is relying on an exemption from the requirements to provide the Investor with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Investor; and

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(b) the Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Common Shares, except as set forth or incorporated by reference in the Base Prospectus, the Prospectus Supplement or any Issuer Free Writing Prospectus.

4.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Common Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Common Shares.

4.5 Since the date on which any Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). The Investor covenants that it will not engage in any purchases or sales in the securities of the Company (including Short Sales) or disclose any information about the Offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Common Shares acquired pursuant to this Agreement to cover any short position in the Common Shares if doing so would be in violation of applicable securities laws. For purposes hereof, "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

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4.6 The Investor understands that the Common Shares purchased hereby are neither registered in nor trade able in the Jurisdiction of Canada and will bear the following legend:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA.

5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Common Shares being purchased and the payment therefor. The Agent shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

Avino Silver & Gold Mines Ltd. 570 Granville Street, Suite 900 Vancouver, BC,V6C 3P1, Canada Attention: David Wolfin, President

with a copy to:

Weintraub Tobin Chediak Coleman Grodin Law Corporation 475 Sansome Street, Suite 1800 San Francisco, CA, 94111 Attention: Daniel B. Eng

(b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

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8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the British Columbia, Canada, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor's receipt of the Company's signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company's sale of Common Shares to such Investor.

13. Press Release and 6-Ks. The Company and the Investor agree that the Company shall by March 10, 2016, prior to the opening of the US trading markets: (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering, (b) file a Current Report on Form 6-K with the Commission including a form of this Agreement and the Placement Agreement as exhibits thereto, which such Current Report on Form 6-K shall include all material information regarding the Offering, and (c) if applicable, file another Current Report on Form 6-K with the Commission disclosing any other material information regarding the Company that is contained in the Disclosure Package. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor, or include the name of the Investor or any affiliate or investment adviser of any Investor in any press release or filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investor with prior written notice of such disclosure permitted under this sub-clause (ii). As of the filing of the Form 6-Ks referred to in clauses (b) and (c) described above, the Investor shall not be in possession of any material, non public information received from the Company, any subsidiary of the Company or any of their respective officers, directors or employees in connection with the Offering.

14. Termination. In the event that the Placement Agreement is terminated by the Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto. The Investor shall have the right to terminate this agreement if the Closing has not occurred on or before March 15, 2016.

15. Maximum Offering Amount. The Company hereby covenants and agrees that the aggregate purchase price of the Common Shares to be sold in this offering shall not exceed USD $800,000.

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EXHIBIT A TO SUBSCRIPTION AGREEMENT

AVINO GOLD & sILVER MINES LTD.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Common Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Common Shares:

8.	Account Number at DTC Participant being credited with the Common Shares.

Exhibit A-1